SUMMARY PROSPECTUS March 1, 2025
T. ROWE PRICE
PGLOX	Global Consumer Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2025, as amended or supplemented, and Statement of Additional Information, dated March 1, 2025, as amended or supplemented.

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Investment Objective(s)

The fund seeks to provide long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.68%

Other expenses	1.00

Total annual fund operating expenses	1.68

Fee waiver/expense reimbursement	(0.63)[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.05	[b]

[a]	Subject to certain exceptions and account minimums, accounts are charged an annual $20 fee.
[b]

T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2027) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.05%. The agreement may only be terminated at any time after February 28, 2027, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the expense ratio is below 1.05%. However, the fund will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The fund may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the expense ratio (after the reimbursement is taken into account) to exceed the current expense limitation (or the expense limitation in place at the time the amounts were waived or paid).

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 Year	3 Years	5 Years	10 Years
$107	$403	$791	$1,878

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 18.9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by companies in the consumer sector. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

The fund typically invests in at least five countries, including the U.S., and the amount of the fund’s assets invested outside the U.S. will vary depending on the adviser’s outlook for market conditions and opportunities overseas versus those in the U.S. However, the fund typically invests at least 25% of its net assets in securities of foreign issuers. The fund relies on MSCI, Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider to determine the country assigned to a security.

For purposes of the fund’s 80% investment policy, the fund generally targets companies in the consumer staples and consumer discretionary sectors (excluding automobiles and components companies), as they are classified by one or more widely recognized third-party providers and/or as defined by the investment adviser. The fund seeks to invest in various companies engaged in the research, development, manufacture, distribution, supply or sale of consumer products, services, or equipment. The fund invests in a wide variety of industries within the overall consumer sector. For example, potential investments within the consumer staples sector may include companies involved in activities related to household and personal products; packaged foods and meats; and food and drug retail. Potential investments within the consumer discretionary sector may include companies involved in activities related to apparel, accessories and luxury goods; internet, cable and satellite; and home improvement.

The adviser has flexibility in allocating investments between the consumer staples and consumer discretionary sectors and seeks to identify the best risk-adjusted opportunities for the fund based on market conditions and consumer sentiment. Consumer staples and consumer discretionary stocks tend to perform well over different parts of the economic cycle. For example, when deciding upon allocations between the consumer staples and consumer discretionary sectors, the adviser may generally favor consumer staples companies if the adviser believes that

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consumer sentiment towards the economy is negative or declining, and may generally favor consumer discretionary companies if the adviser believes that consumer sentiment towards the economy is positive or rising.

Stock selection is based on intensive fundamental research that assesses industry trends and companies’ long-term prospects. The fund may purchase securities issued by companies of any size but generally seeks companies the portfolio manager believes are well-positioned in their industry. The adviser may use either a growth or value approach in selecting investments for the fund, and the adviser generally selects stocks with the most favorable combination of company fundamentals and valuation. In the growth area, the adviser may seek companies with capable management, attractive business niches, sound financial and accounting practices, and/or a demonstrated ability to increase revenues, earnings, and cash flow consistently. In the value area, the adviser may seek companies whose current stock prices appear undervalued in terms of earnings, projected cash flow, or asset value per share, that have appreciation potential temporarily unrecognized by the market, or that may be temporarily out of favor.

The fund is nondiversified, which means it may invest a greater percentage of its assets in a particular issuer than is permissible for a diversified fund.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Consumer-related companies: A fund that focuses its investments in specific industries or sectors is more susceptible to adverse developments affecting those industries and sectors than a more broadly diversified fund. Because the fund invests significantly in companies connected to the consumer staples and consumer discretionary sectors, the fund may perform poorly during a downturn in one or more consumer-related industries and is more exposed to the economic, business or other developments that could adversely impact those industries. Companies involved with consumer-related products, services, or equipment can be significantly affected by general economic trends, as well as by changes in consumer sentiment, demographics and product trends, product cycles, government regulation and import controls, labor relations, intense global competition, and social trends and marketing campaigns. Companies in the consumer staples sector can be particularly affected by the cost of commodities and production, and companies in the consumer discretionary sector can be significantly affected by disposable household income and consumer spending habits, as well as technological obsolescence. Overall, the consumer staples sector should be less cyclical and less impacted by changes in economic conditions than the consumer discretionary sector.

Foreign investing: Non-U.S. securities tend to be more volatile and have lower overall liquidity and trading volume than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. Further, securities of non-U.S. issuers are subject to trading markets with potential governmental interference, varying regulatory, auditing,

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and accounting standards, and settlement and clearance practices that differ from those of U.S. issuers. Investment in non-U.S. securities also carries currency risk. Any attempts to hedge currency risk could be unsuccessful. Such investments may have higher transaction costs compared with U.S. markets. The fund’s overall foreign investing risk is increased to the extent it has exposure to emerging markets.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including economic, political, or regulatory developments, recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses (including sanctions). Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Stock investing: Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Nondiversification: As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

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The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

GLOBAL CONSUMER FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/20	23.79%	Worst Quarter	6/30/22	-16.89%

The following table shows the average annual total returns for the fund. The fund’s performance information included in the table is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the table may also include one or more indexes that more closely aligns to the fund’s investment strategy (Strategy Benchmark(s)).

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.

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Average Annual Total Returns
	Periods ended
	December 31, 2024

			Since	Inception
	1 Year	5 Years	inception	date
Global Consumer Fund				06/27/2016
Returns before taxes	12.94%	7.05%	8.44%
Returns after taxes on distributions	12.89	6.50	7.95
Returns after taxes on distributions and sale
of fund shares	7.69	5.39	6.69

Regulatory Benchmark*
MSCI All Country World Index Net (reflects no deduction for fees or expenses)
	17.49	10.06	11.75 [a]
Strategy Benchmark(s)
MSCI All Country World Index Consumer Discretionary & Consumer Staples ex Automobile & Components Net (reflects no deduction for fees or expenses)
	12.22	5.90	8.32 [a]

* Due to new SEC Rules on shareholder reporting, the fund adopted a new broad-based securities market index, referred to as the Regulatory Benchmark.

a Return since 6/27/16.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Vivian Si*	Chair of Investment Advisory Committee	2021	2012

* As of December 26, 2024, Vivian Si went on maternity leave and is not involved in the day-to-day management of the fund. During the time Ms. Si is on maternity leave, Ann M. Holcomb is serving as the fund’s interim portfolio manager and interim chair of the fund’s Investment Advisory Committee, and is primarily responsible for the day-to-day management of the fund’s portfolio until Ms. Si returns from maternity leave. Ms. Si is expected to return and resume her role as the fund’s portfolio manager and chair of the fund’s Investment Advisory Committee on or about March 25, 2025. Ms. Holcomb joined T. Rowe Price in 1996.

Purchase and Sale of Fund Shares

The fund generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement

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accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain other accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F31-045 3/1/25